UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942
(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

2953 Bunker Hill Lane, Suite 300, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IPHI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws

On April 14, 2020, the Board of Directors (the “Board”) of Inphi Corporation (the “Company”) approved amended and restated bylaws of the Company to implement majority voting for directors in uncontested elections. Accordingly, if, as of the record date for a meeting of stockholders for which directors are to be elected, the number of nominees for election of directors equals the number of directors to be elected (an “Uncontested Election”), each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at such meeting of stockholders, provided a quorum is present. For the purpose of an Uncontested Election, a majority of votes cast means that the number of votes “for” a director’s election must exceed fifty percent (50%) of the votes cast with respect to that director’s election. Votes “against” a director’s election will count as votes cast, but “abstentions” and “broker non-votes” will not count as votes cast with respect to that director’s election. If, as of the record date for a meeting of stockholders for which directors are to be elected, the number of nominees for election of directors exceeds the number of directors to be elected, the nominees receiving a plurality of the votes cast by holders of shares entitled to vote in the election at a meeting at which a quorum is present shall be elected. Prior to the change to the bylaws, members of the Board were elected by plurality vote whether or not the election was contested.

The Board also approved revised Corporate Governance Guidelines to require that directors submit a contingent resignation in writing to address majority voting in director elections. The resignation will only become effective if the director fails to receive sufficient votes. The Nominating and Corporate Governance Committee of the Board will make a recommendation to the Board on whether to accept or reject the resignation. The revised Corporate Governance Guidelines are available on the Company’s website at https://inphi.gcs-web.com/static-files/97d0852a-4fde-44c2-a602-1ec9dd8472f4

This summary description of the Company’s Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2020	INPHI CORPORATION

	By:	/s/ Richard T. Ogawa
Richard T. Ogawa
General Counsel